UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 20, 2026

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200 Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on November 2, 2025, SM Energy Company (the “Company”), Cars Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Civitas Resources, Inc., a Delaware corporation (“Civitas”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which (i) Merger Sub will merge with and into Civitas, with Civitas surviving as a wholly owned subsidiary of the Company (the “First Merger”), and (ii) immediately following the First Merger, Civitas as the surviving corporation will merge with and into the Company, with the Company continuing as the surviving corporation (the “Second Merger” and, together with the First Merger, the “Mergers”).

Departure of Directors

On January 20, 2026, each of Carla J. Bailo, Anita M. Powers, William D. Sullivan and Herbert S. Vogel delivered a letter effectuating his or her resignation as a director of the Company, contingent upon the closing of the First Merger, and effective as of the closing of the First Merger they will each cease being a director of Company. These resignations are not a result of any disagreements between the Company and the applicable directors on any matter relating to the Company’s operations, policies or practices.

Appointment of Directors

Consistent with the Company’s previously reported intentions and in accordance with the terms of the Merger Agreement, on January 20, 2026, the Board of Directors of the Company (the “Board”) adopted resolutions to be effective as of the closing of the First Merger that increased the size of the Board to 11 members and appointed Elizabeth A. McDonald, Morris R. Clark, Carrie M. Fox, Lloyd W. “Billy” Helms, Jr., Wouter van Kempen and Howard A. Willard III (each, a “New Director”) to the Board, to serve until the next annual meeting of the Company’s stockholders or until their successors shall be elected and qualified or until their earlier resignation or removal. Each of the New Directors, other than Ms. McDonald, along with all other members of the Board, will be eligible to receive the standard annual non-employee director compensation for serving on the Board beginning after, and subject to reelection at, the Company’s next annual meeting of stockholders. For a description of the compensation program for the Company’s non-employee directors, see the Company’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 7, 2025.

Effective as of the closing of the First Merger, in accordance with the terms of the Merger Agreement, the Board made the following committee appointments: (i) Ramiro G. Peru, Lloyd W. “Billy” Helms, Jr., Morris R. Clark, Carrie M. Fox, Rose M. Robeson and Ashwin Venkatraman were appointed to serve on the Audit Committee, (ii) Howard A. Willard III, Wouter van Kempen, Rose M. Robeson and Barton R. Brookman were appointed to serve on the Compensation Committee; (iii) Wouter van Kempen, Howard A. Willard III, Barton R. Brookman and Julio M. Quintana were appointed to serve on the Governance and Sustainability Committee; (iv) Ramiro G. Peru was appointed to serve as the Chairman of the Audit Committee; (v) Howard A. Willard III was appointed to serve as the Chairman of the Compensation Committee, and (vi) Wouter van Kempen was appointed to serve as the Chairman of the Governance and Sustainability Committee. The Board also dissolved its Executive Committee effective as of the closing of the First Merger. Mr. Quintana will continue to serve as Chairman of the Board.

There are no family relationships between any of the New Directors and any executive officer or director of the Company and there are no transactions or relationships between them and the Company that are reportable under Item 404(a) of Regulation S-K. With respect to each of the New Directors, there are no arrangements or understandings between such director and any other persons pursuant to which he or she will serve as a director, other than the Merger Agreement.

Appointment and Departure of Officers

Consistent with the Company’s previously reported intentions and in accordance with the terms of the Merger Agreement, on January 20, 2026, effective as of the closing of the Second Merger, the Board appointed Elizabeth A. McDonald to serve as the President and Chief Executive Officer of the Company and Blake D. McKenna to serve as the Executive Vice President and Chief Operating Officer of the Company. Mr. Vogel will no longer serve as Chief Executive Officer of the Company effective as of the closing of the Second Merger.

Elizabeth A. McDonald, age 47, joined the Company as Executive Vice President and Chief Operating Officer in September 2024, and, in September 2025, was appointed to the position of President and Chief Operating Officer. Prior to joining the Company, Ms. McDonald most recently served as Executive Vice President – Strategic Planning, Field Development and Marketing for Pioneer Natural Resources Company. For approximately the last twenty years, Ms. McDonald worked in roles of increasing responsibility at Pioneer, holding leadership positions focusing on both the Permian Basin and South Texas. Prior to joining Pioneer, Ms. McDonald held various engineering roles at Hess Corporation and Total E&P USA. Ms. McDonald has over 23 years of experience in the oil and gas industry. Ms. McDonald currently serves as an Industry Board Member for the Harold Vance Department of Petroleum Engineering at Texas A&M University and is a member of Advancing Women Executives in Energy.

Blake D. McKenna, age 39, joined the Company as Senior Vice President – Strategic Planning and Corporate Reserves in April 2025. In May 2025, Mr. McKenna was appointed to the position of Senior Vice President – Texas. He previously co-founded and served as President and Chief Operating Officer of XCL Resources from April 2018 to January 2025. Mr. McKenna has more than 19 years of experience in the energy industry. Prior to XCL Resources, Mr. McKenna was with Vitesse Energy and EOG Resources, serving in operational, technical, business development and planning roles of increasing responsibility in both conventional and unconventional fields across many different basins.

In connection with her appointment as President and Chief Executive Officer, the Board approved Ms. McDonald’s annual base salary of $900,000. Pursuant to the Company’s Cash Bonus Plan, Ms. McDonald’s short-term incentive plan target is 120% of annual base salary, which amount is payable in the form of an annual cash bonus. Under the Company’s Equity Incentive Compensation Plan, Ms. McDonald’s long-term incentive plan target is $5,300,000, which amount is granted 40% in the form of restricted stock units and 60% in the form of performance share units.

In connection with his appointment as Executive Vice President and Chief Operating Officer, Mr. McKenna’s annual base salary was set at $550,000. Pursuant to the Company’s Cash Bonus Plan, Mr. McKenna’s short-term incentive plan target is 100% of annual base salary, which amount is payable in the form of an annual cash bonus. Under the Company’s Equity Incentive Compensation Plan, Mr. McKenna’s long-term incentive plan target is $2,200,000, which amount is granted 50% in the form of restricted stock units and 50% in the form of performance share units.

There are no family relationships between either Ms. McDonald or Mr. McKenna and any executive officer or director of the Company and there are no transactions or relationships between either of them and the Company that are reportable under Item 404(a) of Regulation S-K.

FORWARD LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this report include the Company’s expectation that the remaining conditions to the closing of the Mergers will be satisfied or waived, and that the closing of the Mergers will occur. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These statements involve known and unknown risks and uncertainties, and may be impacted by the risks discussed in the Risk Factors section of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at www.sm-energy.com/investors and on the SEC’s website at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by the Company in light of perceptions of current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed Mergers, the Company has filed with the SEC a registration statement on Form S-4, as amended (the “Registration Statement”), that includes a joint proxy statement of the Company and Civitas and a prospectus of the Company (the “Joint Proxy Statement/Prospectus”). Each of the Company and Civitas may also file other relevant documents with the SEC regarding the proposed Mergers. This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that the Company or Civitas, as applicable, may file with the SEC in connection with the proposed Mergers. After the Registration Statement is declared effective by the SEC, a definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of each of the Company and Civitas. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CIVITAS, THE PROPOSED MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about the Company, Civitas and the proposed Mergers, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas will be available free of charge on Civitas’ website at https://ir.civitasresources.com/investor-relations/Overview/default.aspx. The information included on, or accessible through, the Company’s or Civitas’ website is not incorporated by reference into this communication.

Participants in the Solicitation

The Company, Civitas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Mergers. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000032/sm-20250404.htm) and a Form 8-K filed by the Company on September 8, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000116/sm-20250904.htm). Information about the directors and executive officers of Civitas, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in a Form 8-K filed by Civitas on August 6, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925074774/tm2522747d1_8k.htm), a Form 8-K filed by Civitas on May 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925045550/tm2514090d1_8k.htm), and Civitas’ proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000155837025005077/civi-20241231xdef14a.htm). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed Mergers when such materials become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company and Civitas using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: January 26, 2026	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President Corporate Development and General Counsel